Exhibit 99.10

GeoBio Energy, Inc. Closes the Acquisition of Magna Energy Services

SEATTLE, October 5, 2010 (GlobeNewswire via COMTEX) -- GeoBio Energy, Inc. (Pink Sheets: GBOE) ("GeoBio") is pleased to announce the closing of the purchase of Magna Energy Services, LLC (“Magna”).  The transaction closed on October 5, 2010.  Satisfaction of certain post-closing debt obligations will be required.  As of the closing, Magna becomes a part of GeoBio’s operations - adding strong revenue growth (30% CAGR) and profitability (38% EBITDA) to GeoBio.

Magna, located in Aztec, New Mexico, is a chemical treatment and service company focused on oil and natural gas production improvement in the San Juan Basin shale play area of New Mexico.  GeoBio believes the chemical business, in addition to the proposed acquisitions of Willow Creek Companies, Inc, a highly profitable (40% EBITDA) and growing (53% CAGR) pipeline construction company and a civil construction company both operating in the Piceance Creek Basin shale play area of Colorado, as well as Wyoming, North Dakota, and Utah, provide a solid platform for substantial growth.

GeoBio also expects to grow organically by (i) expanding geographically through the existing relationships of Magna and of GeoBio’s pending business acquisitions and (ii) taking advantage of synergies between the companies’ customer bases.  Additionally, GeoBio intends to add to its revenue opportunities through multiple strategic acquisitions, which will add both geographic reach and new capabilities. At present, several additional acquisition opportunities are being evaluated.

“We are happy with the closing of the Magna acquisition,” said GeoBio’s incoming CEO, John Sams, “and we look forward to the successful integration of this established and profitable company into GeoBio operations, and to accelerating our planned growth strategy.”

About GeoBio Energy:

GeoBio Energy's business model emphasizes the acquisition and operation of existing companies in the oil and gas services and energy industry. As oil and gas exploration continue in the face of ever rising demand, preparing and monitoring drilling sites and obtaining peak efficiency and production from existing, aging wells becomes increasingly important. GeoBio believes this to be a significant growth opportunity in its strategy to combine and consolidate companies in the oil and natural gas services sector.

Safe Harbor Statement

The contents of this Press Release may contain forward-looking statements which can be generally identified as such because the context of the statement will include the words such as GBOE "expects," "should," "believes," “intends,” "anticipates" or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties including the financial performance of GBOE, which could cause actual results, performance or achievements of GBOE to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

This Press Release does not constitute or form any part of any offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in any jurisdiction, nor shall it (or any part of it) or the fact of its distribution form the basis of, or be relied upon in connection with, or act as any inducement to enter into, any contract or commitment therefore.

"Forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, may be included in this press release. These statements relate to future events and/or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. GBOE disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Risks particularly associated with our current business include, but are not limited to the risks associated with our ability to (i) obtain the necessary financing to complete our prospective acquisition of Magna Energy Services, LLC, and of other targeted companies and to finance our current operations, (ii) generate sufficient revenue and obtain profitability, (iii) obtain additional financing as needed, (iv) manage changes in general economic and business conditions (both generally and in the natural gas and oil services and the energy industry), (v) react to actions of our competitors, (vi) develop new services and markets for our services, (vii) identify and manage risks in connection with acquisitions (viii) evaluate and effect the level of demand and market acceptance of our services and (ix) make necessary changes to our business strategies.